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                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                    EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

[_]  Confidential for the Use of the Commission Only (as permitted by Rule 14a-6
     (e)(2))

                              WEBVAN GROUP, INC.
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               (Name of Registrant as Specified In Its Charter)


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     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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This amendment is being filed for the sole purpose of amending the proxy card to read as attached to this Amendment No. 1 to this Schedule 14A.
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                              WEBVAN GROUP, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert H. Swan and David Hyman, jointly and severally, proxies, with full power of substitution, to vote all shares of common stock of Webvan Group, Inc., a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of stockholders to be held at the Crowne Plaza Hotel, 1221 Chess Drive, Foster City, California 94404, on Friday, June 29, 2001, at 10:00 a.m., local time, or any adjournment thereof. The proxies are being directed to vote as specified below, or, if no specification is made, FOR the election of directors nominated by management, FOR the proposal to amend the Restated Certificate of Incorporation to effect a one-for-twenty-five reverse stock split, FOR the appointment of Deloitte & Touche LLP as independent auditors and in accordance with their discretion on such other matters that may properly come before the meeting.

               THE DIRECTORS RECOMMEND A FOR VOTE ON EACH ITEM.

   1.  Election of Directors                                FOR                     WITHHELD AUTHORITY

       Nominees:  David M. Beirne                           [_]                            [_]

                  Ronald D. Fisher                          [_]                            [_]


                                                     FOR                     AGAINST              ABSTAIN

2.     Proposal to approve an amendment to           [_]                       [_]                  [_]
       the Restated Certificate of
       Incorporation to effect a
       one-for-twenty-five reverse stock
       split of Webvan's outstanding
       shares of common stock.

3.     Proposal to ratify the appointment            [_]                       [_]                  [_]
       of Deloitte & Touche LLP as
       independent auditors for the 2001
       fiscal year

       I plan to attend the meeting                 Yes [_]                      No [_]

Signature(s)_______________________            Date:___________________

(Signature(s) must be exactly as name(s) appear on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the names of more than one person, each should sign this proxy.)